                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A into the Company's previously filed Registration Statement File Nos. 333-30903, 333-51463, 333-51467, 333-51469 and 333-51499.




                                        Arthur Andersen LLP


Tampa, Florida,
   June 8, 1998